UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/31/2012

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-09908

Florida	59-1947988
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

9454 Wilshire Boulevard, Penthouse
Beverly Hills, CA 90212
(Address of principal executive offices, including zip code)

(800) 525-1698
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

TOMI Environmental Solutions, Inc. (the "Company") issued a press release on October 30, 2012 announcing updates on the Company's operations. The entire news release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1    Copy of press release issued on October 30, 2012 by TOMI Environmental Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI Environmental Solutions, Inc.

Date: October 31, 2012	By:	/s/ Halden Shane
Halden Shane
Principal Executive Officer